                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS

     WHEREAS, ALCAN ALUMINIUM LIMITED, a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933 as amended (the "Act"), a Registration Statement on Form S-4 with respect to the offer by the Corporation to exchange newly issued Common Shares from the Corporation for all outstanding Pechiney A Shares, Pechiney B Shares and Pechiney ADSs (collectively, "Pechiney Securities"); and

     WHEREAS, the undersigned is an Officer and/or a Director of the Corporation as indicated below;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Serge Fecteau and Roy Millington, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of September 1999.

                                                   /s/  JACQUES BOUGIE
                                                   -----------------------------
                                                   Jacques Bougie
                                                   Director, President and Chief
                                                   Executive Officer

                               POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS

     WHEREAS, ALCAN ALUMINIUM LIMITED, a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933 as amended (the "Act"), a Registration Statement on Form S-4 with respect to the offer by the Corporation to exchange newly issued Common Shares from the Corporation for all outstanding Pechiney A Shares, Pechiney B Shares and Pechiney ADSs (collectively, "Pechiney Securities"); and

     WHEREAS, the undersigned is an Officer and/or a Director of the Corporation as indicated below;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Serge Fecteau and Roy Millington, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of September 1999.

                                                   /s/  RICHARD GENEST
                                                   -----------------------------
                                                   Richard Genest
                                                   Corporate Controller

                               POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS

     WHEREAS, ALCAN ALUMINIUM LIMITED, a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933 as amended (the "Act"), a Registration Statement on Form S-4 with respect to the offer by the Corporation to exchange newly issued Common Shares from the Corporation for all outstanding Pechiney A Shares, Pechiney B Shares and Pechiney ADSs (collectively, "Pechiney Securities"); and

     WHEREAS, the undersigned is an Officer and/or a Director of the Corporation as indicated below;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Serge Fecteau and Roy Millington, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of September 1999.

                                                   /s/  SURESH THADHANI
                                                   -----------------------------
                                                   Suresh Thadhani
                                                   Executive Vice-President and
                                                   Chief Financial Officer

                               POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS

     WHEREAS, ALCAN ALUMINIUM LIMITED, a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933 as amended (the "Act"), a Registration Statement on Form S-4 with respect to the offer by the Corporation to exchange newly issued Common Shares from the Corporation for all outstanding Pechiney A Shares, Pechiney B Shares and Pechiney ADSs (collectively, "Pechiney Securities"); and

     WHEREAS, the undersigned is an Authorized Representative of the Corporation in the United States of America as indicated below;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Serge Fecteau and Roy Millington, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in the undersigned's offices and capacities as Authorized Representative of the Corporation in the United States of America, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of September 1999.

                                                   /s/  WILLIAM H. JAIRRELS
                                                   -----------------------------
                                                   William H. Jairrels
                                                   Authorized Representative in
                                                   the United States of America

                               POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS

     WHEREAS, ALCAN ALUMINIUM LIMITED, a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933 as amended (the "Act"), a Registration Statement on Form S-4 with respect to the offer by the Corporation to exchange newly issued Common Shares from the Corporation for all outstanding Pechiney A Shares, Pechiney B Shares and Pechiney ADSs (collectively, "Pechiney Securities"); and

     WHEREAS, the undersigned is an Officer and/or a Director of the Corporation as indicated below;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Serge Fecteau and Roy Millington, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of September 1999.

                                                   /s/  ELEANOR R. CLITHEROE
                                                   -----------------------------
                                                   Eleanor R. Clitheroe
                                                   Director

                               POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS

     WHEREAS, ALCAN ALUMINIUM LIMITED, a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933 as amended (the "Act"), a Registration Statement on Form S-4 with respect to the offer by the Corporation to exchange newly issued Common Shares from the Corporation for all outstanding Pechiney A Shares, Pechiney B Shares and Pechiney ADSs (collectively, "Pechiney Securities"); and

     WHEREAS, the undersigned is an Officer and/or a Director of the Corporation as indicated below;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Serge Fecteau and Roy Millington, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of September 1999.

                                                   /s/  WARREN CHIPPINDALE
                                                   -----------------------------
                                                   Warren Chippindale
                                                   Director

                               POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS

     WHEREAS, ALCAN ALUMINIUM LIMITED, a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933 as amended (the "Act"), a Registration Statement on Form S-4 with respect to the offer by the Corporation to exchange newly issued Common Shares from the Corporation for all outstanding Pechiney A Shares, Pechiney B Shares and Pechiney ADSs (collectively, "Pechiney Securities"); and

     WHEREAS, the undersigned is an Officer and/or a Director of the Corporation as indicated below;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Serge Fecteau and Roy Millington, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of September 1999.

                                                   /s/  TRAVIS ENGEN
                                                   -----------------------------
                                                   Travis Engen
                                                   Director

                               POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS

     WHEREAS, ALCAN ALUMINIUM LIMITED, a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933 as amended (the "Act"), a Registration Statement on Form S-4 with respect to the offer by the Corporation to exchange newly issued Common Shares from the Corporation for all outstanding Pechiney A Shares, Pechiney B Shares and Pechiney ADSs (collectively, "Pechiney Securities"); and

     WHEREAS, the undersigned is an Officer and/or a Director of the Corporation as indicated below;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Serge Fecteau and Roy Millington, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of September 1999.

                                                   /s/  JOHN R. EVANS
                                                   -----------------------------
                                                   John R. Evans
                                                   Chairman of the Board

                               POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS

     WHEREAS, ALCAN ALUMINIUM LIMITED, a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933 as amended (the "Act"), a Registration Statement on Form S-4 with respect to the offer by the Corporation to exchange newly issued Common Shares from the Corporation for all outstanding Pechiney A Shares, Pechiney B Shares and Pechiney ADSs (collectively, "Pechiney Securities"); and

     WHEREAS, the undersigned is an Officer and/or a Director of the Corporation as indicated below;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Serge Fecteau and Roy Millington, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of September 1999.

                                                   /s/  J.E. NEWALL
                                                   -----------------------------
                                                   J.E. Newall
                                                   Director

                               POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS

     WHEREAS, ALCAN ALUMINIUM LIMITED, a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933 as amended (the "Act"), a Registration Statement on Form S-4 with respect to the offer by the Corporation to exchange newly issued Common Shares from the Corporation for all outstanding Pechiney A Shares, Pechiney B Shares and Pechiney ADSs (collectively, "Pechiney Securities"); and

     WHEREAS, the undersigned is an Officer and/or a Director of the Corporation as indicated below;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Serge Fecteau and Roy Millington, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of September 1999.

                                                   /s/  PETER H. PEARSE
                                                   -----------------------------
                                                   Peter H. Pearse
                                                   Director

                               POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS

     WHEREAS, ALCAN ALUMINIUM LIMITED, a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933 as amended (the "Act"), a Registration Statement on Form S-4 with respect to the offer by the Corporation to exchange newly issued Common Shares from the Corporation for all outstanding Pechiney A Shares, Pechiney B Shares and Pechiney ADSs (collectively, "Pechiney Securities"); and

     WHEREAS, the undersigned is an Officer and/or a Director of the Corporation as indicated below;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Serge Fecteau and Roy Millington, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of September 1999.

                                                   /s/  SIR GEORGE RUSSELL
                                                   -----------------------------
                                                   Sir George Russell
                                                   Director

                               POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS

     WHEREAS, ALCAN ALUMINIUM LIMITED, a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933 as amended (the "Act"), a Registration Statement on Form S-4 with respect to the offer by the Corporation to exchange newly issued Common Shares from the Corporation for all outstanding Pechiney A Shares, Pechiney B Shares and Pechiney ADSs (collectively, "Pechiney Securities"); and

     WHEREAS, the undersigned is an Officer and/or a Director of the Corporation as indicated below;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Serge Fecteau and Roy Millington, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of September 1999.

                                                   /s/  GUY SAINT-PIERRE
                                                   -----------------------------
                                                   Guy Saint-Pierre
                                                   Director

                               POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS

     WHEREAS, ALCAN ALUMINIUM LIMITED, a Canadian corporation (the "Corporation"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933 as amended (the "Act"), a Registration Statement on Form S-4 with respect to the offer by the Corporation to exchange newly issued Common Shares from the Corporation for all outstanding Pechiney A Shares, Pechiney B Shares and Pechiney ADSs (collectively, "Pechiney Securities"); and

     WHEREAS, the undersigned is an Officer and/or a Director of the Corporation as indicated below;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Serge Fecteau and Roy Millington, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Registration Statement, including the related Prospectus, and thereafter to execute and file any amended Registration Statement or Statements (including post-effective amendments) and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September 1999.

                                                   /s/  GERRARD SHULMEYER
                                                   -----------------------------
                                                   Gerrard Shulmeyer
                                                   Director